Fees Summary	Jun. 30, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 36,375,000
Previously Paid Amount	3,720.33
Total Fee Amount	5,569.01
Total Offset Amount	(0)
Net Fee	$ 1,848.68